1
EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
We consent to the incorporation by reference
in Registration Statement No. 333-106656 on Form
S-8 of First BanCorp. of
our report dated June 18, 2026 appearing in this Annual Report on Form 11-K of
The FirstBank 401(k) Retirement Plan
for Residents of Puerto Rico for the year ended December
31, 2025.
/s/ Crowe LLP
Chicago, Illinois
June 18,
2026